AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT, dated and effective as of the 28th day of November, 2001, to the Employment Agreement (the "Employment Agreement") dated March 1, 2000, by and among Unilab Corporation, a Delaware corporation ("The Company") and David W. Gee ("Executive"), is entered into for good and valid consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto.

         WHEREAS, The parties desire to modify the terms of Executive's employment with The Company; and

         WHEREAS, The Company and Executive desire to amend the Employment Agreement to reflect the terms under which Executive will be employed henceforth by The Company;

         NOW, THEREFORE, in consideration of the promises and the mutual covenants set forth herein, the parties hereto agree that the Employment Agreement shall be amended as follows:

          1. TERM. The term set forth in Section 1 of the Employment Agreement is hereby amended and extended to continue until March 1, 2004, unless sooner terminated in accordance with Sections 5 and 6 of the Employment Agreement. There shall be no further extension of the Employment Agreement other than by written instrument executed by both parties hereto.

          2. ENTIRE AGREEMENT. This Amendment amends and supercedes Section 1 of the Employment Agreement, as set forth herein, and constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions, and preliminary agreements, and in the event of any conflict between this Amendment and the Employment Agreement as to the subject matter hereof, the terms hereof shall control. Neither this Amendment nor the Employment Agreement may be amended except in a writing executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered the Amendment as of the date first above written.

  UNILAB CORPORATION                             EXECUTIVE

  By:    /s/ Robert E. Whalen                     /s/ David W. Gee
        ------------------------------           ------------------------------
        Robert E. Whalen                         David W. Gee
        Chief Executive Officer